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                                                                   EXHIBIT 10.82


                        ASSIGNMENT OF STATE PARTICIPATING
                 INTEREST IN THE PRODUCTION SHARING CONTRACT FOR
                 BLOCK F, OFFSHORE REPUBLIC OF EQUATORIAL GUINEA


This Assignment of State Participating Interest in the Production Sharing Contract for Block F, Offshore Republic of Equatorial Guinea (this "Assignment") that sets the terms and conditions for the participation of the STATE in Block F offshore the Republic of Equatorial Guinea (the "STATE") is entered into as of the 1st day of January, 2000, between Triton Equatorial Guinea, Inc., a Cayman Islands company ("Triton"), and Energy Africa Equatorial Guinea Limited, an Isle of Man company ("Energy Africa"), and the STATE represented by the Ministry of Mines and Energy. Triton and Energy Africa are hereinafter collectively referred to as the "CONTRACTOR" and the CONTRACTOR and the STATE are sometimes, depending on the context hereinafter individually referred to as a "Party" and collectively as the "Parties."

WHEREAS, Triton and the State signed a Production Sharing Contract covering Block F, offshore Republic of Equatorial Guinea, on March 26, 1997, effective as of April 14, 1997 (as amended, the "Contract");

WHEREAS, with the approval of the STATE, Triton assigned a fifteen percent (15%) interest in its rights and obligations in the Contract to Energy Africa as of June 1, 1999, so that currently Triton holds an eighty-five percent (85%) interest and Energy Africa holds a fifteen percent (15%) interest in the Contract;

WHEREAS, at the request of the STATE, the Parties agreed to modify the Contract effective January 1, 2000 by that certain First Amendment to the Production Sharing Contract for Block F, offshore Republic of Equatorial Guinea (the "First Amendment") for the purposes of aligning certain terms thereof as reflected in a Memorandum of Understanding between the Parties dated December 7, 1999;

WHEREAS, as a consequence of the renegotiation the CONTRACTOR agreed to transfer to the STATE a five percent (5%) interest during the phases of Development and Production in each Field discovered and developed, or that may be discovered and/or developed under the Contract together with all rights and interests related thereto, provided however, the STATE shall not be required to contribute cash to fund such costs; and

WHEREAS, the STATE accepts such interest and agrees to become a party to the existing Joint Operating Agreement for each Field Development and Production between the entities then comprising the CONTRACTOR (the "Field JOA") on the terms set forth herein, each Party having in their possession a copy of the Field JOA.

NOW THEREFORE, in consideration of the terms and conditions set forth herein, the Parties hereby agree as follows:



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                                    ARTICLE 1
                             ASSIGNMENT OF INTEREST

1.1 "Participating Interest" means a percentage interest in the rights, privileges, duties and obligations of the CONTRACTOR under the Contract as amended from time to time.

1.2  Subject to the terms and conditions set forth in this Assignment:

     (a) CONTRACTOR hereby assigns, transfers and conveys to STATE a five percent (5%) Participating Interest in each Field discovered and/or to be discovered in the Contract Area, and in the Field JOA corresponding to such Field, these assignments to become effective upon the approval of the initial development and production plan for each area of development of such Field; and

     (b) The STATE accepts from CONTRACTOR the assignment, transfer and conveyance of such five percent (5%) Participating Interest in each such Field and interest in such Field JOA corresponding to this interest. Such acceptance shall constitute consent by the STATE to the transfer as required by Section 6.1(f) of the Contract.

1.3 The assignment, transfer and conveyance referred to herein shall be free of all liens, claims, mortgages and encumbrances except those arising out of the Contract, this Assignment or the Field JOA and subject to Article 4 below, shall include five percent (5%) of CONTRACTOR's interests in data, materials, equipment and other assets acquired in connection with all Development and Production Operations for each Field.

1.4 The assignment, transfer and conveyance referred to herein also shall be made on a pro rata basis from each entity then comprising CONTRACTOR equal to its Participating Interest unless otherwise mutually agreed by such entities.

1.5 As of the effective date of each assignment of an interest in a Field, the Participating Interests of the entities comprising the CONTRACTOR in such Field shall be:

                    STATE                    5.00%
                    Triton                  80.75%
                    Energy Africa           14.25%

     Triton and Energy Africa, and their respective successors and assigns (if any), and the STATE shall constitute the "CONTRACTOR" with respect to such Field, in the sense ascribed to this term in the Contract and shall be bound by all the covenants contained in the Contract which are binding on the CONTRACTOR according to their respective Participating Interests, with the exception of the provisions set forth in Articles 2, 4 and 5 below. If Triton or Energy Africa transfers, from time to time, all or part of its Participating Interest as permitted by the Contract and this Assignment after the Amendment Date, but prior to the assignment to the STATE of the five



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     percent (5%) Participating Interest in a Field under this Assignment, then the Participating Interest of Triton and Energy Africa shown above shall be revised accordingly.


                                    ARTICLE 2
                   CARRIED PARTICIPATING INTEREST OF THE STATE

2.1 All Petroleum Operations Expenditures, as defined in the Contract shall continue to be borne and paid by the entities, other than the STATE, constituting part of the CONTRACTOR in the same ratio as their respective Participating Interests prior to the assignment referred to in Article 1 above (e.g., 85% by Triton and 15% by Energy Africa or as to their successor and assigns). The STATE shall not be required to contribute cash to fund Petroleum Operations Expenditures.

2.2 The STATE hereby assigns, transfers and conveys to the entities comprising part of the CONTRACTOR (i.e., Triton and Energy Africa, and their respective successors and assigns), other than the STATE, in proportion to their Participating Interests in the Field at the time of the assignment under Article 1 of this Assignment all rights to the recovery of recoverable Petroleum Operations Expenditures under the Contract and Field JOA in respect of the STATE's five percent (5%) Participating Interest acquired under Article 1 of this Assignment.


                                    ARTICLE 3
         JOINT OPERATING AGREEMENT FOR FIELD DEVELOPMENT AND PRODUCTION

3.1 The STATE hereby ratifies and confirms its participation in the Field JOA with respect to each Field in which it acquires an interest. The Field JOA shall apply severally, sequentially and automatically to every Field under development or developed under the Contract.

3.2 Triton and Energy Africa agree amongst themselves as the entities comprising the CONTRACTOR to conduct operations in each Field pursuant to the Contract, this Assignment and the Field JOA. The Parties acknowledge that Triton has been designated as Operator under the Field JOA and such designation shall not be affected by this Assignment.

3.3 The STATE's participation as a party comprising part of the CONTRACTOR under the Field JOA with respect to each Field shall be effective as of the effective date of the assignment of an interest in such Field pursuant to
     Article 1 of this Assignment and the STATE as a member of the CONTRACTOR ratifies and confirms on such effective date the conduct of the operations in each area of development of a Field pursuant to the Contract.



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                                    ARTICLE 4
                               TITLE TO EQUIPMENT

Notwithstanding anything contained in Section XI of the Contract and Article 1.3 above, the STATE shall have no rights, titles or interests in any unamortized equipment of the CONTRACTOR referred to in Section 11.2 of the Contract.

However, any equipment and fixed installations amortized before the expiration of the Contract shall be treated pursuant to Section 11.1.


                                    ARTICLE 5
                                  ASSIGNABILITY

5.1 Notwithstanding Section 6.1(e) of the Contract, in the case of the STATE as the assigning party of the five percent (5%) Participating Interest it acquired under Article 1 of this Assignment, the right to sell, assign, transfer, convey or otherwise dispose of any part or all of such Participating Interest in any Field in the Contract Area, from time to time, is limited solely to a sale, assignment, transfer, conveyance or disposition to the national oil company or other wholly-owned STATE entity responsible (among other things) for the development and production of Hydrocarbon deposits in the Contract Area, with no other right of assignment except to assignees that meet the requirements stated in this
     Article 5.1.

5.2 Notwithstanding Section 6.1(f) of the Contract, the Parties agree that the STATE shall have no right to sell, assign, transfer, convey or otherwise dispose of any interest either in the Contract, this Assignment, any Field in the Contract Area or Field JOA except as provided in Article 5.1 above.


                                    ARTICLE 6
                                  MISCELLANEOUS

6.1 Each of the Parties shall do all such acts and obtain and execute all such documents as shall be reasonably required in order to fully perform and carry out this Assignment.

6.2 This Assignment constitutes the entire agreement among the Parties and may not be amended or modified except in writing signed by all of the Parties. In the event of any conflict between the provisions of this Assignment and the Field JOA with respect to the subject matter covered in this Assignment, the provisions of this Assignment shall prevail. The terms and phrases contained in the Contract and used herein shall have the same meaning as in the Contract as amended unless the context herein otherwise provides.

6.3 This Assignment shall inure to the benefit of and be binding upon the successors and assigns of the Parties.

6.4 Upon signature by the Parties hereto, this Assignment shall have effect for all purposes from 1st January 2000.



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6.5  This Assignment is written signed in six (6) copies, three (3) in Spanish and three (3) in English, which shall constitute one original document. In the event of a conflict between the English and Spanish texts, the Spanish text shall prevail. The Parties recognize, however, that the Field JOA attached as Annex A hereto, is written solely in the English language.

6.6 In the event of a dispute arising out of or related to the interpretation or meaning of this Assignment (excluding the Field JOA attached hereto as Annex A), the Consultation and Arbitration provisions of Section XIII of the Contract shall apply.

IN WITNESS WHEREOF, the Parties hereto have executed this Assignment as of the day and year first above written.


TRITON EQUATORIAL GUINEA, INC.


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ENERGY AFRICA EQUATORIAL GUINEA LIMITED


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FOR THE REPUBLIC OF EQUATORIAL GUINEA

THE MINISTRY OF MINES AND ENERGY OF
THE REPUBLIC OF EQUATORIAL GUINEA


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                                     ANNEX A


                   ATTACHED TO AND MADE PART OF THE ASSIGNMENT
                OF STATE PARTICIPATING INTEREST IN THE PRODUCTION
               SHARING CONTRACT FOR BLOCK F, OFFSHORE REPUBLIC OF
                        EQUATORIAL GUINEA, BY AND BETWEEN
     TRITON EQUATORIAL GUINEA, INC., ENERGY AFRICA EQUATORIAL GUINEA LIMITED
       AND THE REPUBLIC OF EQUATORIAL GUINEA, DATED AS OF JANUARY 1, 2000






                            JOINT OPERATING AGREEMENT
                      FOR FIELD DEVELOPMENT AND PRODUCTION












                                     BLOCK F
                           OFFSHORE EQUATORIAL GUINEA